UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2009

Manhattan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1110
New York, New York 10005
(Address of principal executive offices) (Zip Code)

(212) 582-3950
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As previously disclosed on a Current Report on Form 8-K filed on September 9, 2008, Manhattan Pharmaceuticals, Inc. (the “Company”) is subject to an arbitration award in the amount of approximately $646,000 (the “Arbitration Award”) issued on September 5, 2008 in the Swiss Chambers’ Arbitration, Zurich Chamber of Commerce in favor of Swiss Pharma Contract Ltd. (“Swiss Pharma”).  On January 22, 2009, the Company received notice that Swiss Pharma submitted a petition to the Supreme Court of the State of New York, County of New York seeking to confirm and to enter a judgment on the Arbitration Award. The Company does not have sufficient cash or other current assets to satisfy the Arbitration Award.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.

Date: January 27, 2009	By:	/s/ Michael G. McGuinness
Michael G. McGuinness
Chief Financial Officer